UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 27, 2023

Philip Morris International Inc.

(Exact name of registrant as specified in its charter)

Virginia	1-33708	13-3435103
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

677 Washington Blvd, Suite 1100 Stamford, Connecticut	06901-3707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 905-2410

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PM	New York Stock Exchange
2.125% Notes due 2023	PM23B	New York Stock Exchange
3.600% Notes due 2023	PM23A	New York Stock Exchange
2.875% Notes due 2024	PM24	New York Stock Exchange
2.875% Notes due 2024	PM24C	New York Stock Exchange
0.625% Notes due 2024	PM24B	New York Stock Exchange
3.250% Notes due 2024	PM24A	New York Stock Exchange
2.750% Notes due 2025	PM25	New York Stock Exchange
3.375% Notes due 2025	PM25A	New York Stock Exchange
2.750% Notes due 2026	PM26A	New York Stock Exchange
2.875% Notes due 2026	PM26	New York Stock Exchange
0.125% Notes due 2026	PM26B	New York Stock Exchange
3.125% Notes due 2027	PM27	New York Stock Exchange
3.125% Notes due 2028	PM28	New York Stock Exchange
2.875% Notes due 2029	PM29	New York Stock Exchange
3.375% Notes due 2029	PM29A	New York Stock Exchange
0.800% Notes due 2031	PM31	New York Stock Exchange
3.125% Notes due 2033	PM33	New York Stock Exchange
2.000% Notes due 2036	PM36	New York Stock Exchange
1.875% Notes due 2037	PM37A	New York Stock Exchange
6.375% Notes due 2038	PM38	New York Stock Exchange
1.450% Notes due 2039	PM39	New York Stock Exchange
4.375% Notes due 2041	PM41	New York Stock Exchange
4.500% Notes due 2042	PM42	New York Stock Exchange
3.875% Notes due 2042	PM42A	New York Stock Exchange
4.125% Notes due 2043	PM43	New York Stock Exchange
4.875% Notes due 2043	PM43A	New York Stock Exchange
4.250% Notes due 2044	PM44	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 1, 2023, Philip Morris International Inc. (“PMI”) issued US$450,000,000 principal amount of its 4.875% Notes due 2026 (the “Additional 2026 Notes”), US$550,000,000 principal amount of its 4.875% Notes due 2028 (the “Additional 2028 Notes”), US$700,000,000 principal amount of its 5.125% Notes due 2030 (the “Additional 2030 Notes”) and US$750,000,000 principal amount of its 5.375% Notes due 2033 (the “Additional 2033 Notes” and, together with the Additional 2026 Notes, Additional 2028 Notes and Additional 2030 Notes, the “Additional Notes”).

The Additional 2026 Notes are a further issuance of, are fully fungible with, rank equally in right of payment with and form a single series with the US$1,250,000,000 principal amount of 4.875% Notes due 2026 initially issued by PMI on February 15, 2023 (the “Existing 2026 Notes”). The Additional 2028 Notes are a further issuance of, are fully fungible with, rank equally in right of payment with and form a single series with the US$1,000,000,000 principal amount of 4.875% Notes due 2028, initially issued by PMI on February 15, 2023 (the “Existing 2028 Notes”). The Additional 2030 Notes are a further issuance of, are fully fungible with, rank equally in right of payment with and form a single series with the US$1,500,000,000 principal amount of 5.125% Notes due 2030, initially issued by PMI on February 15, 2023 (the “Existing 2030 Notes”). The Additional 2033 Notes are further issuance of, are fully fungible with, rank equally in right of payment with and form a single series with the US$1,500,000,000 principal amount of 5.375% Notes due 2033 initially issued by PMI on February 15, 2023 (the “Existing 2033 Notes” and, together with the Existing 2026 Notes, the Existing 2028 Notes and the Existing 2030 Notes, the “Existing Notes”). Each series of the Additional Notes has the same CUSIP as the corresponding series of the Existing Notes. The Additional Notes were issued pursuant to an Indenture dated as of April 25, 2008, by and between PMI and HSBC Bank USA, National Association, as trustee.

In connection with the issuance of the Additional Notes, on April 27, 2023, PMI entered into a Terms Agreement (the “Terms Agreement”) with BBVA Securities Inc., Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Commerz Markets LLC and Santander US Capital Markets LLC, as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which PMI agreed to issue and sell the Additional Notes to the Underwriters. The provisions of an Underwriting Agreement, dated as of April 25, 2008 (the “Underwriting Agreement”), are incorporated by reference in the Terms Agreement.

PMI has filed with the Securities and Exchange Commission a Prospectus dated February 10, 2023 and a Prospectus Supplement (the “Prospectus Supplement”) dated April 27, 2023 (Registration No. 333-269690) in connection with the public offering of the Additional Notes.

PMI intends to add the net proceeds of the offering to its general funds, which may be used to pay a portion of or all the remaining cash consideration due in accordance with the terms of its agreement with Altria Group, Inc., dated October 19, 2022, for general corporate purposes, to repay outstanding commercial paper, or to meet its working capital requirements.

The Additional Notes are subject to certain customary covenants, including limitations on PMI’s ability, with significant exceptions, to incur debt secured by liens and engage in sale/leaseback transactions. PMI may redeem the Additional Notes, in whole or in part, at the applicable redemption prices described in the Prospectus Supplement, plus accrued and unpaid interest thereon to, but excluding, the applicable redemption date. PMI may also redeem all, but not part, of the Additional Notes of each series upon the occurrence of specified tax events as described in the Prospectus Supplement.

Interest on the Additional 2026 Notes is payable from February 15, 2023 semiannually in arrears on February 13 and August 13, commencing August 13, 2023, to holders of record on the preceding February 1 and August 1, as the case may be. Interest on the Additional 2028 Notes is payable from February 15, 2023 semiannually in arrears on February 15 and August 15, commencing August 15, 2023, to holders of record on the preceding February 1 and August 1, as the case may be. Interest on the Additional 2030 Notes is payable from February 15, 2023 semiannually in arrears on February 15 and August 15, commencing August 15, 2023, to holders of record on the preceding February 1 and August 1, as the case may be. Interest on the Additional 2033 Notes is payable from February 15, 2023 semiannually in arrears on February 15 and August 15, commencing August 15, 2023, to holders of record on the preceding February 1 and August 1, as the case may be.

The Additional 2026 Notes will mature on February 13, 2026, the Additional 2028 Notes will mature on February 15, 2028, the Additional 2030 Notes will mature on February 15, 2030 and the Additional 2033 Notes will mature on February 15, 2033.

The Additional Notes will be PMI’s senior unsecured obligations and will rank equally in right of payment with all of its existing and future senior unsecured indebtedness.

For a complete description of the terms and conditions of the Underwriting Agreement, the Terms Agreement and the Additional Notes, please refer to such agreements and the form of Additional Notes, each of which is incorporated herein by reference and is an exhibit to this report as Exhibits 1.1, 1.2, 4.1, 4.2, 4.3 and 4.4, respectively.

Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory, commercial and investment banking services for PMI, for which they received or will receive customary fees and expenses. Certain of the Underwriters and their respective affiliates are lenders under PMI’s credit facilities. PMI and some of its subsidiaries may enter into foreign exchange and other derivative arrangements with certain of the Underwriters or their respective affiliates. In addition, certain of the Underwriters or their respective affiliates act as dealers in connection with PMI’s commercial paper programs.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Underwriting Agreement, dated as of April 25, 2008 (incorporated by reference to Exhibit 1.1 of PMI’s Registration Statement on Form S-3 (No. 333-150449))

1.2	Terms Agreement, dated April 27, 2023, among PMI and BBVA Securities Inc., Goldman Sachs & Co. LLC, Wells Fargo Securities, LLC, Commerz Markets LLC and Santander US Capital Markets LLC, as representatives of the several underwriters

4.1	Form of 4.875% Notes due 2026

4.2	Form of 4.875% Notes due 2028

4.3	Form of 5.125% Notes due 2030

4.4	Form of 5.375% Notes due 2033

5.1	Opinion of DLA Piper LLP (US)

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILIP MORRIS INTERNATIONAL INC.

By:	/s/ DARLENE QUASHIE HENRY
Name:	Darlene Quashie Henry
Title:	Vice President, Associate General Counsel and Corporate Secretary

DATE: May 1, 2023